UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 13, 2007, CMS Energy Corporation ("CMS Energy") signed a memorandum of understanding ("MOU") with Petroleos de Venezuela, S.A. ("PDVSA") which is owned by the Bolivarian Republic of Venezuela. The MOU provides that CMS Energy will sell its interest in Sistema Electrico de Nueva Esparta, C.A. ("SENECA") including its 88 percent stake, certain associated generating equipment and other assets for $105.5 million. The proposed sale, subject to negotiation and execution of a definitive purchase and sale agreement, is expected to close by March 31, 2007. See the News Release dated February 13, 2007, which is attached as Exhibit 99.1 for additional information.

CMS Energy and PDVSA agree in the MOU that a definitive purchase and sale agreement will contain a number of standard representations and warranties and indemnities found in similar transactions, including the performance of legal and financial due diligence by PDVSA.

The CMS Energy Board of Directors has approved the execution of the MOU. A copy of the MOU is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 CMS Energy’s News Release dated February 13, 2007.
99.2 Memorandum of Understanding dated February 13, 2007 between CMS Energy Corporation and Petroleos de Venezuela, S.A.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K/A and Consumers’ Form 10-K for the Year Ended December 31, 2005 and as updated in CMS Energy’s and Consumers’ subsequently filed Forms 10-Q (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

February 14, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

February 14, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	CMS Energy's News Release dated February 13, 2007.
99.2	Memorandum of Understanding dated February 13, 2007 between CMS Energy Corporation and Petroleos de Venezuela, S.A.